UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020 (May 11, 2020)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Principal U.S. Public Trading Market
Class A common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase Class A common stock(1)	WSCWW	OTC Markets Group Inc.
Warrants to purchase Class A common stock(2)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the initial public offering of Double Eagle Acquisition Corp., the registrant’s legal predecessor company, in September 2015, which are exercisable for one-half of one share of the registrant’s Class A common stock for an exercise price of $5.75.

(2) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s Class A common stock at an exercise price of $15.50 per share.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2020, WillScot Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals. The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Proposal 1: Election of Directors

The stockholders voted for all three of management’s nominees for election as Class III directors to serve for a term that shall expire at the 2023 Annual Meeting of Stockholders. The results of the vote taken were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Gary Lindsay	107,031,352	2,139,193	2,031	2,834,133
Stephen Robertson	107,031,402	2,139,143	2,031	2,834,133
Jeff Sagansky	90,096,569	19,073,977	2,030	2,834,133

Proposal 2: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board of Directors of the Company, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
112,005,499	1,068	142	—

Proposal 3: Approval, by Advisory Vote, of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory and non-binding basis, the compensation of the named executive officers of the Company. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
109,059,048	103,699	9,829	2,834,133

Proposal 4: Determination of the Frequence of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory and non-binding basis, “Every Year” as the frequency on how often the Company will conduct a stockholder advisory vote on executive compensation. The results of the vote taken were as follows:

Every Year	Every Two Years	Every Three Years	Abstain
108,214,332	881	949,284	8,079

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Hezron Timothy Lopez
Dated: May 12, 2020		Name:	Hezron Timothy Lopez
		Title:	Vice President, General Counsel & Corporate Secretary